Item 1: Report to Shareholders

California Tax-Free Money Fund	February 28, 2007

The views and opinions in this report were current as of February 28, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

California tax-free bonds produced moderate returns in the one-year period ended February 28, 2007, helped by price appreciation stemming from declining longer-term interest rates in the last six months. Despite continued concerns about inflation, the Federal Reserve kept the fed funds target rate at 5.25% in anticipation of moderating economic growth that would allow inflation pressures to ease. Long-term and lower-quality municipals outperformed short-term and higher-quality issues, respectively, as investors sought higher yields and returns. In this environment, the California Tax-Free Money Fund and the California Tax-Free Bond Fund enjoyed improved returns that continued to compare favorably with their benchmarks.

HIGHLIGHTS

• Thanks to stable official short-term interest rates and healthy economic conditions in California, the state’s tax-free money market securities and bonds performed well over the past six months.

• Both funds enjoyed improved returns that continued to compare favorably with their benchmarks.

• Although the pace of growth appears to be slowing in California, the state’s finances have felt only a modest impact, and the credit ratings of the state and its municipalities remain high.

• We believe that municipal bonds, even following recent gains, may be on a long-term trend of improving valuations.

MARKET ENVIRONMENT

Economic growth moderated significantly over the course of 2006, thanks in part to a significantly cooler housing market, softer manufacturing activity, and elevated energy costs. According to the most recent data, the economy (as measured by gross domestic product or GDP) grew at an annualized rate of 2.2% in the fourth quarter of 2006 compared with a very robust 5.6% in the first quarter of last year.

The overall rate of inflation eased somewhat as oil and gas prices declined from their peaks last summer, but “core” inflation, which excludes food and energy prices, has remained above the comfort zone of Federal Reserve officials. Nevertheless, the central bank has kept the fed funds target rate at 5.25% since the end of June 2006 in anticipation that inflation will ease as growth continues at a more moderate pace than in the last few years. However, Fed officials remain vigilant and have left open the possibility of additional rate increases if inflation pressures do not wane as they expect.

As shown in the graph, California bond yields declined modestly over the past six months, while money market yields rose only slightly despite spiking at the end of 2006. Nationwide, the difference between tax-free money market yields and 30-year tax-free bond yields decreased to approximately 40 basis points (100 basis points equal one percentage point) at the end of February—an extraordinary and historically narrow gap.

In the taxable bond market, the Treasury yield curve remained inverted, as short-term rates were fairly steady while intermediate- and long-term interest rates, which were already lower than short-term rates, declined in the last six months. The resulting price appreciation helped taxable securities outperform their tax-free counterparts—a reversal of the pattern of recent years. In the 6- and 12-month periods ended February 28, 2007, the Lehman Brothers U.S. Aggregate Index returned 3.66% and 5.54%, respectively, versus 2.89% and 4.96% for the Lehman Brothers Municipal Bond Index.

MUNICIPAL MARKET NEWS

New municipal issuance in 2006 totaled more than $383 billion, slightly less than the record $408 billion in the previous year, according to The Bond Buyer, but the second-highest annual issuance ever. Fourth-quarter supply was much stronger than expected, as municipalities took advantage of falling long-term interest rates in the second half of last year, and issuance remained strong in the first two months of 2007. Nevertheless, demand for tax-free securities from traditional investors (such as mutual funds and individual investors) and from nontraditional investors (including hedge funds and foreign buyers) has been supportive, credit conditions have remained favorable, and the fiscal health of municipalities is still very encouraging. The credit cycle could be approaching a near-term peak, however, if the economy cools significantly.

Long-term municipals outperformed shorter-term issues in the last six months, as they have throughout our fiscal year. High-yield securities maintained their performance advantage as investors seeking higher returns continued to embrace risk, despite the diminishing yield advantage provided by high-yield over investment-grade securities. However, the magnitude of their performance advantage has been dwindling as lower-quality bond valuations reach more expensive levels.

Tobacco bonds, which are backed by payments from tobacco companies to the states through the Master Settlement Agreement continued to perform well. The sector’s recent performance has been driven by mostly favorable court rulings and credit rating agency outlooks—but their performance advantage has been diminishing in recent months. Housing finance revenue bonds also performed very well, as this higher-yielding sector benefited from generally low interest rate volatility for most of the period. In addition, hospital revenue bonds continued their winning streak. On the other hand, prerefunded bonds lagged as investors seeking higher yields favored higher-risk, lower-quality securities.

CALIFORNIA MARKET NEWS

California’s economy continues to expand, although the pace of growth appears to be slowing. The state witnessed average monthly job gains of 14,200 in 2006, which was a substantial decline from the previous year’s pace of 24,000 per month. The slowdown in job creation nudged the unemployment rate higher by 0.2% between November and December to 4.8%, slightly above the national rate. The housing market cooled substantially in California as elsewhere. Existing home sales at the end of 2006 fell to approximately 450,000 on an annualized basis, roughly 15% below their level a year earlier. Slowing sales have yet to have significant impact on prices, however. The median price for existing single-family homes in December 2006 showed a slight gain of 4% from a year earlier.

The decelerating expansion has made a modest dent in the state’s finances. State officials estimate that general fund resources available for fiscal year 2007, which ends on June 30, 2007, will be $106 billion, or 3.3% higher than the previous year. Actual receipts for the first seven months of the fiscal year were $53.5 billion, however, or 1.7% below estimates. The decline was led by a $1.1 billion (3.8%) shortfall in personal income tax receipts. Expenditures for fiscal year 2007 are projected to be $102 billion, which would produce a fund balance of nearly $4 billion should receipts make up lost ground by June. The fiscal year 2008 budget projects flat revenue growth and only a 1% increase in spending. However, the gap will leave a large imprint on reserves, which are expected to decline from $10 billion in fiscal year 2006 to $2 billion by the end of fiscal year 2008.

The state’s credit ratings remain favorable. Moody’s, S&P, and Fitch maintained their credit ratings of A1, A+, and A+, respectively, during the second half of 2006. The outlooks for all of the ratings are stable. The ratings are for the state’s general obligation debt, which is backed by its strongest pledge. The state also issues lease- and appropriation-backed debt, which is generally rated one notch below the general obligation pledge. As of January 1, 2007, California had $49 billion of general obligation debt outstanding and $8 billion in lease- and appropriation-backed debt outstanding. Debt service as a percentage of the state’s budget remains manageable at approximately 4%.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund
Your fund returned 1.48% and 2.95%, respectively, for the 6- and 12-month periods ended February 28, slightly ahead of its Lipper benchmark for both periods. The seven-day simple yield increased again, ending February at 3.02%.

Since our last report in August 2006, the money market yield curves we monitor have remained flat to slightly inverted, meaning that yields on somewhat longer-term securities have been slightly lower than yields on the shortest-term issues. While the stable fed funds rate of 5.25% has anchored the front end of the yield curve, changing perceptions regarding the direction and likelihood of the Federal Reserve’s next move have alternately nudged longer money market rates above and below the Fed’s target rate. Thus, money market investors have generally favored the more stable and higher yields found at the front end of the yield curve.

Taxable money market rates have behaved somewhat differently. One- to three-month Libor rates averaged 5.32% to 5.35% (see Glossary for definition). The one-year Libor fluctuated more, beginning the period at 5.39%, rising as high as 5.46%, and closing out February at 5.23%. The inverted Libor curve, along with pricing in the fed fund futures curve, suggests the market believes the Federal Reserve is nearing a cut in interest rates.

California money market issues have exhibited a still different pattern. Strong demand for California tax-exempt issues continues to push yields 15 to 20 basis points (0.15% –0.20%) below national levels. Further, the California municipal money market curve has for the most part remained remarkably flat, with only a negligible yield difference between seven-day variable rates and one-year note rates. Overnight and seven-day variable rates averaged 3.45% over the past six months, while one-year notes started the period at 3.45%, rose as high as 3.50%, and ended February at 3.48%.

Our strategy has remained generally defensive throughout the period. We believe the Fed will remain “on hold” in the near term in recognition of persistent labor force strength and inflation rates somewhat in excess of the central bank’s targets. Our perspective on monetary policy, along with the flat municipal yield curve, has led us to keep our maturities relatively short and seek the higher yields available at the front end of our curve. While we are likely to maintain heavy investments in variable rate securities, we expect opportunities will develop to extend the fund’s weighted average maturity from mid-March to mid-May, when tax-season selling affects our market.

California Tax-Free Bond Fund
Your fund returned 2.84% and 4.92% for the 6- and 12-month periods ended February 28, respectively. These returns again exceeded those of the Lipper peer group average, reflecting the fund’s solid performance over both periods. Returns also improved on an absolute basis thanks to continued solid demand for fixed-income securities due to the steady interest rate environment.

Investors’ strong demand for higher returns caused the yield differential between lower- and higher-quality credits to continue to narrow. As a result, the fund’s holdings rated A and lower were some of its better performers. Holdings in A-rated hospitals, in particular, and uninsured Puerto Rico debt were solid contributors to results. Additionally, long-duration holdings, namely noncallable debt and zero-coupon bonds, also fared well. Our weighting in below investment-grade securities is smaller than normal, as a number of securities held in the fund were refunded over the past year. We have remained patient in replacing these issues, however, given our concern that spread tightening may have peaked and that investors will demand greater compensation for taking on additional risk.

The fund’s laggards were largely concentrated on the front end of the curve. Issues maturing in less than 10 years, mainly prerefunded bonds, contributed the least on a return basis. Fortunately, we remained underweighted in this part of the curve relative to our benchmark. The fund had a relatively high proportion of holdings maturing in 15 to 20 years and was neutral on the long end of the yield curve, where returns were strongest.

The fund’s duration, a measure of the portfolio’s sensitivity to changes in interest rates, moved slightly lower, from 5.6 to 5.4 from our last report, while the weighted average maturity of the portfolio’s holdings was unchanged at 14.3 years. Overall, the fund maintained a neutral to slightly long posture relative to its benchmark over the six-month period.

We made no significant changes in the fund’s larger sector categories, reflecting a stable credit outlook for the various sectors. We remain heavily weighted in sectors such as hospital bonds where we feel our research provides us specific insights about the quality of the credits. We also seek to add value for our shareholders through our holdings in Puerto Rico bonds, income from which is deductible for California taxpayers.

Moving forward, we are likely to keep the fund’s duration fairly close to neutral. This stance reflects our expectation that the Fed will keep rates steady for the remainder of the year, as well as our belief that investors will continue to exhibit strong demand for tax-exempt securities. As always, we remain focused on opportunities related to trading and credit research, as well as on chances to exploit the best values along the yield curve.

OUTLOOK

The economy appears to be in the middle of a “soft landing”—a period of below-average growth during an economic expansion that reduces inflation pressures but does not result in a recession. Some recent economic data have been weaker than expected, and the cooling of the housing market, despite some tentative signs of stabilizing, as well as concerns about subprime mortgage lending may continue to have ripple effects throughout the economy and the bond market.

At present, we anticipate renewed economic vigor emerging by the end of 2007, little or no Fed easing this year, and bond market interest rates remaining in a fairly limited range. Although the Fed could raise rates again if cost and price pressures continue to mount, central bank officials currently believe that the 5.25% fed funds rate will allow core inflation to ease gradually while encouraging a sustainable rate of economic growth.

One factor that should remain supportive of municipal bonds at current levels is the municipal yield curve’s positive slope (that is, the longest maturities still have higher yields than shorter maturities). Another is that demand for municipals is likely to remain steady, even though issuance in 2007 could be robust as municipalities continue to tap the credit markets to meet ongoing capital needs, including funding for post-employment benefits. While we are increasingly favoring high-quality securities over high-yield issues because of current valuations and the potential for increased risk aversion, we continue to identify some tactical opportunities in lower-quality credits where valuations justify the additional credit risk. As always, we will continue to rely upon our proprietary research to uncover the best credit opportunities and selectively invest in attractive income-producing investments.

Municipal bonds have outperformed their taxable counterparts on an absolute basis over the past several years, reaching valuations one might consider rich. However, we still believe that municipal bonds may be on a long-term trend of improving valuations, which, in a broader, historical context, may still appear attractive. Thus, municipals may continue to be an appealing alternative for investors in higher tax brackets, as their after-tax yields are likely to be higher than those of comparable Treasuries or other taxable securities.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 22, 2007

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

As with all mutual funds, each fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 104.8%		
CALIFORNIA 100.6%		
ABAG Fin. Auth. for Nonprofit Corps. The Urban School of San Francisco, VRDN, 3.60%, 8/1/34	1,520	1,520
ABAG Fin. Auth. for Nonprofit Corps., YMCA San Francisco VRDN, 3.55%, 10/1/29	1,335	1,335
Affordable Housing Agency, Westridge Hilltop, RH Properties VRDN, 3.58%, 9/15/33	1,000	1,000
Anaheim PFA, VRDN, 3.65%, 10/1/14 (1)	400	400
Anaheim PFA, VRDN, 3.65%, 10/1/14 (1)	1,995	1,995
Bay Area Toll Auth., VRDN, 3.56%, 4/1/25 (2)	1,000	1,000
California, Economic Recovery, VRDN, 3.40%, 7/1/23 (3)	1,000	1,000
California, GO, VRDN, 3.65%, 12/1/12 (2)	3,250	3,250
California, GO, VRDN, 3.67%, 12/1/32 (2)(4)	3,500	3,500
California Dept. of Water Resources, TECP, 3.50%, 3/6/07	2,000	2,000
California Dept. of Water Resources, TECP, 3.55%, 3/6/07	2,000	2,000
California Dept. of Water Resources, TECP, 3.57%, 3/1/07	5,295	5,295
California Dept. of Water Resources, Power Supply 3.50%, 5/1/07 (1)	500	500
California Dept. of Water Resources, Power Supply VRDN, 3.50%, 5/1/22	1,100	1,100
California Dept. of Water Resources, Power Supply VRDN, 3.65%, 5/1/18 (2)	900	900
California EFA, Institute of Technology, VRDN, 3.40%, 1/1/24	3,000	3,000
California HFA, Catholic Healthcare, VRDN, 3.43%, 7/1/33	1,000	1,000
California HFA, Kaiser Permanente, TECP, 3.42%, 4/10/07	3,000	3,000
California Infrastructure & Economic Dev. Bank VRDN, 3.64%, 7/1/36 (Prerefunded 3/7/07) (2) (7)	3,000	3,000
California Pollution Control Fin. Auth., Pacific Gas & Electric 3.50%, 12/1/23 (Tender 6/1/07) (4)(5)	4,500	4,499
California State Univ. Trustees, VRDN, 3.65%, 11/1/13 (1)	1,000	1,000
California Statewide CDA, Irvine Apartment Communities VRDN, 3.49%, 8/1/34 (4)	1,000	1,000

California Statewide CDA, Kaiser Permanente, 3.52%, 8/1/31 (Tender 5/1/07)	2,000	2,000
California Statewide CDA, Kaiser Permanente, TECP 3.55%, 5/24/07	2,000	2,000
Eclipse Funding Trust, San Francisco Sales Tax VRDN, 3.64%, 7/1/36 (6)	3,000	3,000
Grand Terrace Community Redev. Agency, Vernon Villas Multi-Family, VRDN, 3.45%, 12/1/11	5,095	5,095
Long Beach Harbor, VRDN, 3.67%, 5/15/24 (4)	2,000	2,000
Long Beach Harbor, VRDN, 3.69%, 5/15/15 (1)(4)	5,425	5,425
Los Angeles, GO, VRDN, 3.65%, 9/1/15 (5)	1,060	1,060
Los Angeles, Notre Dame High School, VRDN, 3.60%, 9/1/36	2,300	2,300
Los Angeles Airport, Ontario Int'l Airport, 4.50%, 5/15/07 (1)(4)	1,000	1,002
Los Angeles Community Redev. Agency, Promenade Towers VRDN, 3.55%, 4/1/30	1,000	1,000
Los Angeles Dept. of Water & Power Electric VRDN, 3.48%, 7/1/34	5,000	5,000
Los Angeles Dept. of Water & Power Electric VRDN, 3.53%, 7/1/34	2,600	2,600
Los Angeles Dept. of Water & Power Electric VRDN, 3.55%, 7/1/34	1,000	1,000
Los Angeles Dept. of Water & Power Electric VRDN, 3.61%, 7/1/34	900	900
Los Angeles Municipal Improvement, TECP, 3.40%, 3/8/07	5,000	4,999
Los Angeles Municipal Improvement, TECP, 3.46%, 3/1/07	2,000	2,000
Los Angeles Unified School Dist., GO, VRDN, 3.65%, 7/1/20 (6)	3,100	3,100
Los Angeles Unified School Dist., GO, VRDN, 3.65%, 7/1/21 (5)	2,415	2,415
Los Angeles Unified School Dist., GO, VRDN, 3.67%, 7/1/31 (2)	1,000	1,000
Orange County Airport, 6.00%, 7/1/07 (1)(4)	2,000	2,016
Port of Oakland, VRDN, 3.67%, 11/1/27 (4)(5)	2,000	2,000
Sacramento County Sanitation Dist. Fin. Auth. VRDN, 3.42%, 12/1/30	1,000	1,000

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, August 31, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 28, 2007, totaled $3,271,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2007, the tax-basis components of net assets were as follows:

For the year ended February 28, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain and undistributed income on which the fund paid tax. Results of operations and net assets were not affected by these reclassifications.

At February 28, 2007, the cost of investments for federal income tax purposes was $124,798,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2007, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $58,000 were waived during the year ended February 28, 2007. Including these amounts, management fees waived in the amount of $199,000 remain subject to repayment at February 28, 2007.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2007, expenses incurred pursuant to these service agreements were $72,000 for Price Associates and $54,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust and Shareholders of T. Rowe Price California Tax-Free Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price California Tax-Free Money Fund (one of the portfolios comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 11, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $4,000 from short-term capital gains

• $3,212,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Trustees elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2006	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1986	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2001	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. (5/00 to present); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Managing Director and Head of
International Private Banking, Bankers Trust (1996 to 1999); Director,
Georgia Pacific (5/04 to 12/05), Eli Lilly and Company, and Simon
Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
1992

* Each independent trustee oversees 118 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[118]	T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Savings Bank; Director, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global Investment Services
Limited, and T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	California Tax-Free Income Trust
[37]

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, California Tax-Free Income Trust	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, California
Tax-Free Income Trust

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, California	T. Rowe Price; Vice President, T. Rowe Price
Tax-Free Income Trust	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, California Tax-Free Income Trust	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, California
Tax-Free Income Trust

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, California Tax-Free Income Trust	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, California	Group, Inc.
Tax-Free Income Trust

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, California	Group, Inc.
Tax-Free Income Trust

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, California Tax-Free	Group, Inc.
Income Trust

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Assistant Vice President, California
Tax-Free Income Trust

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, California Tax-Free Income Trust

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2006 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2007 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,263,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	April 16, 2007